SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A
                                Amendment No. 1

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                     1934

              Date of earliest event reported: November 12, 1997

                            SAF T LOK, INCORPORATED
             (Exact name of registrant as specified in its charter)


                                    Florida
                (State or other jurisdiction of incorporation)


                                    1-11968
                           (Commission File Number)

                                  65-0142837
                      (I.R.S. Employer Identification No.)


              18245 S.E. Federal Highway, Tequesta, Florida 33469
       (Address of registrant's principal executive offices) (Zip Code)
      Registrant's telephone number, including area code: (561) 743-5625


             Item 9: Sales of Securities Pursuant to Regulation S.

     Saf T Lok, Incorporated (the "Company") closed a Regulation S offering of 1,500,000 shares of common stock and stock purchase warrants with a term of two years for a total of 2,500,000 shares of common stock (2,000,000 shares at $2.00 per share exercise price and 500,000 shares at $3.00 per share exercise price) for a total purchase price of $3,000,000 to three foreign purchasers on November 12, 1997. Of this offering, 1,250,000 shares and warrants for 2,083,333 shares were delivered to the foreign purchasers and the Company re-ceived gross proceeds of $2,500,000. The balance of the offering closed in escrow with 250,000 shares and warrants for 416,667 shares (333,334 shares at $2.00 per share exercise price and 83,333 shares at $3.00 per share exercise price) and $500,000 being held in escrow. The $500,000 was released from escrow to the Company and the 250,000 shares and warrants for 416,667 shares (333,334 shares at $2.00 per share exercise price and 83,333 shares at $3.00 per share exercise price) were released from escrow and delivered to the for-eign purchaserson January 20, 1998.

     In connection with the placement of this sale of common stock to the foreign purchasers, the investment banking firm of State Street Securities received a fee of 13.5% of the sales price of the common stock sold to the investors and $60,000 for legal fees. State Street Securities will receive a fee of 13.5% of the sales price of the stock underlying the warrants if the warrants are exercised. As required by the Placement Agreement with State Street Securities, the Company entered into a Financial Consulting Agreement with A.B. & Associates, Inc. for a fee of $250,000 and a series of agreements with Marketing Direct Concepts ("MDC"). The Financial Consulting Agreement be-tween the Company and A.B. & Associates, Inc. is filed herewith as Exhibit 99.8.


The Company entered into a Financial Public Relations Agreement with MDC for a fee of $375,000 payable upon execution of the agreement (the "First Payment") and a fee of $375,000 payable upon the receipt by the Company of the proceeds from the exercise of a minimum of $1,500,000 of the stock purchase warrants
(the "Second Payment"). The First Payment to MDC was deducted from the initial proceeds of the offering by the Placement Agent pursuant to the provisions of the Placement Agent Agreement. The Company renegotiated the Financial Public Relations Agreement, entering into a Letter Agreement, dated December 11, 1997, which stated that in lieu of the Second Payment due under the Financial Public Relations Agreement, the Company would pay MDC $25,000, deliver 100,000 shares of restricted Saf T Lok common stock, deliver a two year stock purchase warrant for 300,000 shares exercisable at $3 per share and pay $10,000 per month pur-suant to a product recognition campaign agreement to be entered into shortly after the execution of the Letter Agreement. The Company entered into a Product Recognition Campaign Agreement with MDC on January 1, 1998 pursuant to the December 11, 1997 Letter Agreement. This Product Recognition Campaign Agreement provides for numerous services to be performed by MDC in promoting the Company's products, and the Company to pay MDC $10,000 per month for a term of one year. In connection with these agreements, MDC agreed in an Investment Representation Letter to be paid 25,000 shares of restricted Saf T Lok common stock in lieu of the 100,000 shares set forth in the Letter Agreement dated December 11, 1997. The total payments or deliveries made to MDC pursuant to all agreements were the First Payment of $375,000, the payment of $25,000, the delivery of 25,000 shares of restricted common stock, the assignment of stock purchase warrants for 300,000 shares of common stock exercisable at $3 per share from the three foreign purchasers (the assignment of these warrants was made to a foreign corporation as directed by MDC) and $10,000 per month for one year. The three foreign investors would be paid $375,000 upon the exercise of stock purchase warrants for 500,000 shares as compensation for assigning the warrants for a total of 300,000 shares at $3.00 per share.

The Financial Public Relations Agreement, the Letter Agreement, the Product Recognition Campaign Agreement and the Investment Representation Letter between the Company and MDC are attached hereto as Exhibits 99.9, 99.10, 99.11 and 99.12, respectively.



EXHIBITS

Exhibit Number	Description

99.1			Saf T Lok Incorporated Unaudited Consolidated Balance
                        Sheets as of November 11, 1997 (previously filed)
99.2			Placement Agent Agreement with Addendum (previously
                        filed)
99.3			Form of Offshore Subscription Agreement with Addendum
                        (previously filed)
99.4			First Page of Each Offshore Subscription Agreement
                        (previously filed)
99.5			Form of Warrant for the Purchase of Common Shares
                        (previously filed)
99.6			First Page of Each Warrant for the Purchase of Common
                        Shares (previously filed)
99.7			Escrow Letter, dated November 10, 1997 (previously
                        filed)
99.8			Financial Consulting Agreement, dated October 13, 1997
99.9			Financial Public Relations Agreement, dated October 24,
                        1997
99.10			Letter Agreement, dated December 11, 1997
99.11			Product Recognition Campaign Agreement, dated January
                        1, 1998
99.12			Investment Representation Letter, dated January 13,
                        1998
99.13   Warrant Assignment Form, dated May 1, 1998


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saf T Lok, Incorporated

Date: February 10, 1999

By:/s/ William M. Schmidt
William M. Schmidt, Chief Financial Officer, Principal Financial Officer Principal Accounting Officer, Vice President



INDEX TO EXHIBITS

Exhibit Number	Description

99.1			Saf T Lok Incorporated Unaudited Consolidated Balance
                        Sheets as of November 11, 1997 (previously filed)
99.2			Placement Agent Agreement with Addendum (previously
                        filed)
99.3			Form of Offshore Subscription Agreement with Addendum
                        (previously filed)
99.4			First Page of Each Offshore Subscription Agreement
                        (previously filed)
99.5			Form of Warrant for the Purchase of Common Shares
                        (previously filed)
99.6			First Page of Each Warrant for the Purchase of Common
                        Shares (previously filed)
99.7			Escrow Letter, dated November 10, 1997 (previously
                        filed)
99.8			Financial Consulting Agreement, dated October 13, 1997
99.9			Financial Public Relations Agreement, dated October 24,
                        1997
99.10			Letter Agreement, dated December 11, 1997
99.11			Product Recognition Campaign Agreement, dated January
                        1, 1998
99.12   Investment Representation Letter, dated January 13,
                        1998
99.13   Warrant Assignment Form, dated May 1, 1998